UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2011
DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation)

1-12935 (Commission File Number)	20-0467835 (IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas (Address of principal executive offices)	75024 (Zip Code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Note
The purpose of this Amendment No. 1 to our current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2011 (the “Original Form 8-K”), is to properly reflect that, pursuant to completed corporate action necessary to effectuate his appointment, Kevin O. Meyers’ appointment to the Board of Directors of Denbury Resources Inc., which was reported in the Original Form 8-K, became effective July 12, 2011. All other disclosures made in the Original Form 8-K remain unchanged.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: July 22, 2011	/s/ Alan Rhoades
Alan Rhoades
Vice President and Chief Accounting Officer